united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1. Reports to Stockholders.

2018

Annual Report

AL FRANK FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.alfrankfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholders,

Jack Bogle states, “If you have trouble imagining a 20% loss in the market, you shouldn’t be in stocks,” while Warren Buffett carries the argument even further, admonishing that equities are not for those who would experience “acute distress” if stocks dropped 50% in a short period of time.

Alas, even though folks are aware that volatility is not unusual, as, on average, 10% corrections happen every 0.9 years, 15% plunges occur every 2.1 years and 20% Bear Markets take place every 3.5 years, we know that there was plenty of indigestion as stocks suffered their worst December since 1931, at least as measured by the Dow Jones Industrial Average and S&P 500. Even though the equity markets staged a sizable post-Christmas rebound, the S&P skidded 9.0% and the Dow dropped 8.6% on a total return basis during the final month of the year. The downturn pushed those two indexes into the red for all of 2018, with respective total 2018 returns of -4.4% and -3.5%. The broader Russell 3000 fell 5.2%, while the Russell 3000 Value index sank 8.6%, compared to a 2.1% decline for the Russell 3000 Growth index, so it was a not a good year.

Al Frank Fund Average Annual Total Return as of 12/31/2018

	Al Frank Fund	Al Frank Fund	Russell 3000®
	Investor Class *	Advisor Class**	Index	S&P 500® Index
1 year	-8.10%	-7.83%	-5.24%	-4.38%
5 years	4.32%	4.59%	7.91%	8.49%
10 years	11.74%	12.02%	13.18%	13.12%
Since Inception 1.2.98	9.49%		6.75%	6.59%
Since Inception 4.30.06		4.96%	7.40%	7.50%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data for the most recent month-end is available at www.alfrankfunds.com. The Fund’s total annual operating expenses are 1.61% for the Investor Class and 1.36% for the Advisor Class, respectively, per the May 1, 2018 prospectus. Pursuant to an operating expense limitation agreement between Kovitz Investment Group Partners, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses for the Fund do not exceed 1.49% and 1.24% of the Fund’s average net assets, for Investor Class and Advisor Class shares, respectively, through April 30, 2020.

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would be reduced.

*	Commencement of operations 01/02/1998

**	Commencement of operations 04/30/2006

The following attribution analysis illustrates some of the reasons why the Fund performed as it did during 2018 relative to its benchmarks, the Russell 3000® Index and the S&P 500® Index.

During this timeframe, VALUX benefited from allocation to and stock selection within the Consumer Staples and Communication Services sectors, along with an overweight position in Consumer Discretionary and Information Technology. In addition to the lack of exposure to highly valued and stellar-performing large-cap stocks like Amazon, Mastercard and Visa, which led to relative underperformance versus the benchmarks in the Information Technology and Consumer Discretionary sectors, relatively weak stock picking within the Financial and Industrial sectors detracted from relative performance. Finally, we benefitted from strong stock selection within Energy, Materials and Healthcare, while our modest cash position also was a positive on both relative and absolute performance during 2018.

Looking at specific stocks, the top five positions that had the greatest positive impact on the portfolio during 2018 were Microsoft, CA Inc, Abbott Labs, Aetna and American Eagle Outfitters. On the other side of the ledger, Manpowergroup, FedEx Corp, Goodyear Tire, Whirlpool and Prudential Financial had the largest negative impact.

Sector	% Market Value^	Ticker	Name	% Market Value^	% Market Value^
Information Technology	20.6%	JPM	JPMorgan Chase & Co	2.3%	Micro	0.0%
Financials	17.0%	AMGN	Amgen Inc	2.3%	Small	5.4%
Health Care	12.2%	DIS	Walt Disney Co	2.1%	Medium	13.8%
Industrials	12.2%	CSCO	Cisco Systems Inc	2.1%	Large	39.1%
Consumer Discretionary	12.0%	GLW	Corning Inc	2.1%	Giant	41.7%
Communication Services	6.7%	ABT	Abbott Laboratories	1.9%
Consumer Staples	6.6%	BBT	BB&T Corp	1.9%
Energy	5.1%	MSFT	Microsoft Corp	1.8%
Materials	4.3%	DE	Deere & Co	1.8%
Real Estate	3.3%	AAPL	Apple Inc	1.8%
Utilities	0.0%

		^ Excludes short-term investments.

Illustrating just how tough a time stocks had in 2018, The Wall Street Journal reported on Jan. 2, 2019, that there were 1,075 advancing issues on the New York Stock Exchange, compared to 3,606 declining issues. And on the Nasdaq, the winners trailed the losers by a score of 1118 to 2265. Also, many stocks, despite a nice start to 2019, remain in their own private Bear Markets.

While we are never happy to see minus signs in front of equity returns, we can’t forget the double-digit percentage gains enjoyed by the major market averages in 2016 and 2017. That is not to say that there is no consternation arising from the fact that the 20% Bear Market threshold was breached early on Boxing Day when the S&P was off 20.2% from its September highs at one point.

True, the loss on the Dow was only 19.4% from peak to trough, but the average stock in the Russell 3000 index tumbled 24.6% from Sept. 20 to Dec. 24 and most other market averages fell into Bear territory during the month.

Not surprisingly, perhaps, plummeting stock prices sent many to the sidelines as evidenced by the whopping $26.1 billion in net outflows out of domestic equity mutual and exchange-traded funds over the three weeks ended Dec. 26, per data from Investment Company Institute, and a spike to a five-year high of 50.3% in the number of Bears, also as of Dec. 26, per sentiment numbers from AAII.

Certainly, we respect that the recent market turmoil has been caused by fears of slowing economic and corporate profit growth, with the drama in Washington and on the trade front not helping, while the huge revenue-miss bombshell dropped on investors by Apple on Jan. 2 only added to those worries. Of course, lost in many of the sensational headlines is that the consensus economic forecast is still calling for expansion this year, with real (inflation-adjusted) worldwide and U.S. GDP growth projections, per Bloomberg, now standing at more than 3% and 2%, respectively. And, Standard & Poor’s (as of Jan. 31, 2019) estimates that S&P 500 bottom-up operating EPS will grow to $167.65 in 2019 from $155.56 in 2018.

To be sure, prognosticators are often overly optimistic, but we believe that the massive pullbacks in the prices of the majority of stocks discounted a modest to moderate economic AND profit recession, neither of which presently appear to be on the horizon. Further, the market dislocation and some less-than-stellar recent economic data points have caught the eye of the Federal Reserve, with the futures markets now betting that Jerome Powell & Co. will not lift the Fed Funds rate any further this year. And, the volatility in stocks have driven frightened folks back into government bonds, with the yield on the 10-year U.S. Treasury tumbling to 2.68% as of this writing, down from 3.06% near the Sept. 20 equity peak, making dividends on stocks even more compelling.

Of course, the sizable rebound over the first six weeks of 2019 does not a long-term trend make, but it does provide more support for staying the course through thick and thin. It also doesn’t hurt that the much-stronger-than-expected December Employment Situation report from the Labor Department on Jan. 4 alleviated, along with subsequent solid economic data points, alleviated fears that the U.S. economy was on a fast track toward recession. And, with Jerome Powell stating, “With the muted inflation readings that we’ve seen coming in, we will be patient as we watch to see how the economy evolves,” the Fed Chair has indicated that interest rates are not on a pre-set course to increase in 2019, reducing fears of additional rate hikes.

No doubt, we are pleased to see the sizable bounce off the December 26 intra-day lows, but our crystal ball is as cloudy as ever when it comes to the near term, especially as developments related to the Government Shutdown and Trade Skirmish seem destined to drive trading over the coming weeks/months. That said, we continue to believe that investors with long-term time horizons will be rewarded in the fullness of time, especially as arguments against equities (e.g. not having a Bear Market in ages, the Fed is tightening, interest rates are rising and valuations are too rich) have lost more of their validity.

In Conclusion

We know that we will not always be able to outperform the benchmarks in the short run, especially as our focus is always on the long-term prospects of the Fund and the stocks contained therein. As such, we remain pleased with our long-term performance comparisons. For example, as of 12/31/18, the Al Frank Fund – Investor Class (VALUX) has enjoyed a 9.49% annualized rate of return since its inception on January 2, 1998, compared to a 6.75% annualized return for the Russell 3000® Index and a 6.59% annualized return for the S&P 500® Index over the same period.

We have braced ourselves for increased volatility, and we know that many are suggesting that the long-awaited pullback is imminent, but we have long been comfortable with our basic risk mitigation tools of patiently buying and seeking to harvest a broadly diversified portfolio of undervalued stocks, generally of dividend-paying companies, while modestly ebbing and flowing our cash position. True, we would love to avoid the next big downturn, but we know that more money has been lost in anticipation of a correction than has been lost in the corrections themselves. Only by accepting that these events are a normal part of the process can we seek to achieve overall long-term returns that assist investors in meeting their financial goals.

**********

We pride ourselves on our educational heritage and we are always striving to keep shareholders and prospective shareholders abreast of our thinking. While many are receiving our philosophical musings via their subscriptions to The Prudent Speculator newsletter, we encourage those who are not subscribers to e-mail us at info@alfrank.com for additional information and to sign up for our free electronic offerings.

All of us at Kovitz Investment Group thank you for your continued loyalty and patronage. We appreciate the faith you have shown in us, and Jason and I are proud to say that we continue to invest our own money right alongside our shareholders in our Fund.

Sincerely,

John Buckingham & Jason Clark

The Russell 3000 Index measures the performance of 3,000 publicly held US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The S&P 500 Index (Large Cap Equity) measures the performance of the large capitalization sector of the U.S. equity market and is considered one of the best representations of the domestic economy.

Al Frank Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2018

The Fund’s performance figures* for the periods ended December 31, 2018, compared to its benchmark:

		Annualized
				Since Inception	Since Inception
	One Year	Five Year	Ten Year	(1/2/98)	(4/30/06)
Al Frank Fund - Investor Class**	(8.10)%	4.32%	11.74%	9.49%	N/A
Al Frank Fund - Advisor Class***	(7.83)%	4.59%	12.02%	N/A	4.96%
S&P 500® Total Return Index*****	(4.38)%	8.49%	13.12%	6.59%	7.50%
Russell 3000® Index****	(5.24)%	7.91%	13.18%	6.75%	7.40%

Comparison of the Change in Value of a $10,000 Investment

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would have been reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would have been reduced.

*	Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data for the most recent month-end is available at www.alfrankfunds.com. The Fund’s total annual operating expenses are 1.61% for the Investor Class and 1.36% for the Advisor Class, respectively, per the May 1, 2018 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.49% for the Investor Class and 1.24% for the Advisor Class, respectively.

**	Commencement of operations on January 2, 1998.

***	Commencement of operations on April 30, 2006.

****	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies determined by total market capitalization.

*****	The S&P 500® Index is a broad based unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market.

Holdings By Asset Class as of December 31, 2018	% of Net Assets
Information Technology	20.15%
Financials	16.64%
Health Care	11.97%
Industrials	11.88%
Consumer Discretionary	11.72%
Communication Services	6.51%
Consumer Staples	6.40%
Energy	5.03%
Materials	4.20%
Real Estate	3.19%
Other, Cash & Cash Equivalents	2.31%
100.00%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2018

Shares		Value
	COMMON STOCKS - 97.69%
	COMMUNICATION SERVICES - 6.51%
	Internet - 1.41%
1,000	Alphabet, Inc. (a)	$1,035,610

	Media - 3.60%
32,500	Comcast Corp. - Class A	1,106,625
14,000	Walt Disney Co.	1,535,100
		2,641,725
	Telecommunications - 1.50%
17,000	AT&T, Inc.	485,180
11,000	Verizon Communications, Inc.	618,420
		1,103,600
	Total Communication Services (Cost $2,692,352)	4,780,935

	CONSUMER DISCRETIONARY - 11.72%
	Auto Manufacturers - 1.03%
22,500	General Motors Co.	752,625

	Auto Parts & Equipment - 0.97%
35,000	Goodyear Tire & Rubber Co.	714,350

	Home Builders - 1.65%
43,200	MDC Holdings, Inc.	1,214,352

	Home Furnishings - 0.95%
6,500	Whirlpool Corp.	694,655

	Leisure Time - 1.60%
12,000	Royal Caribbean Cruises Ltd.	1,173,480

	Retail - 5.52%
20,000	DSW, Inc. - Class A	494,000
14,000	Foot Locker, Inc.	744,800
12,000	Kohl’s Corp.	796,080
25,000	Tapestry, Inc.	843,750
9,000	Target Corp.	594,810
11,500	Williams-Sonoma, Inc.	580,175
		4,053,615
	Total Consumer Discretionary (Cost $6,486,163)	8,603,077

	CONSUMER STAPLES - 6.40%
	Agriculture - 1.53%
27,500	Archer-Daniels-Midland Co.	1,126,675

	Food - 1.74%
25,000	Kroger Co.	687,500
11,000	Tyson Foods, Inc. - Class A	587,400
		1,274,900

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Shares		Value
	Household Products - 0.78%
5,000	Kimberly-Clark Corp.	$569,700

	Retail - 2.35%
8,900	Walgreens Boots Alliance, Inc.	608,137
12,000	Wal-Mart, Inc.	1,117,800
		1,725,937
	Total Consumer Staples (Cost $3,174,766)	4,697,212

	ENERGY - 5.03%
	Oil & Gas - 3.43%
12,400	Exxon Mobil Corp.	845,556
12,000	HollyFrontier Corp.	613,440
20,300	Total SA - ADR	1,059,254
		2,518,250
	Oil & Gas Services - 0.67%
13,500	Schlumberger Ltd.	487,080

	Transportation - 0.93%
65,000	Ship Finance International Ltd. (b)	684,450

	Total Energy (Cost $3,440,957)	3,689,780

	FINANCIALS - 16.64%
	Banks - 11.82%
30,000	Bank of America Corp.	739,200
18,000	Bank of New York Mellon Corp.	847,260
31,000	BB&T Corp.	1,342,920
30,000	Fifth Third Bancorp	705,900
4,500	Goldman Sachs Group, Inc.	751,725
17,000	JPMorgan Chase & Co.	1,659,540
60,000	Old National Bancorp	924,000
7,500	PNC Financial Services Group, Inc.	876,825
18,000	Wells Fargo & Co.	829,440
		8,676,810
	Diversified Financial Services - 1.34%
13,000	Capital One Financial Corp.	982,670

	Insurance - 3.48%
17,000	Axis Capital Holdings Ltd. (b)	877,880
18,000	MetLife, Inc.	739,080
11,500	Prudential Financial, Inc.	937,825
		2,554,785
	Total Financials (Cost $7,561,087)	12,214,265

	HEALTH CARE - 11.97%
	Biotechnology - 4.23%
8,500	Amgen, Inc.	1,654,695
2,500	Biogen Idec, Inc. (a)	752,300

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Shares		Value
	Biotechnology - 4.23% (Continued)
4,000	Shire PLC - ADR	$696,160
		3,103,155
	Health Care Products - 3.42%
18,700	Abbott Laboratories	1,352,571
7,000	Medtronic PLC	636,720
5,000	Zimmer Biomet Holdings, Inc.	518,600
		2,507,891
	Health Care Services - 0.00% ^
1	Encompass Health Corp.	61

	Pharmaceuticals - 4.32%
11,200	Cardinal Health, Inc.	499,520
6,702	CVS Health Corp.	439,141
7,500	Johnson & Johnson	967,875
8,000	Merck & Co., Inc.	611,280
15,000	Pfizer, Inc.	654,750
		3,172,566
	Total Health Care (Cost $6,533,707)	8,783,673

	INDUSTRIALS - 11.88%
	Airlines - 1.09%
16,000	Delta Air Lines, Inc.	798,400

	Commercial Services - 1.06%
12,000	ManpowerGroup, Inc.	777,600

	Construction & Engineering - 0.68%
11,667	Arcosa, Inc. (a)	323,050
11,000	Tutor Perini Corp. (a)	175,670
		498,720
	Machinery- Construction & Mining - 1.38%
8,000	Caterpillar, Inc.	1,016,560

	Machinery- Diversified - 2.73%
5,500	Cummins, Inc.	735,020
8,500	Deere & Co.	1,267,945
		2,002,965
	Miscellaneous Manufacturing - 2.53%
16,500	Eaton Corp. PLC	1,132,890
35,000	Trinity Industries, Inc.	720,650
		1,853,540
	Transportation - 2.41%
4,500	FedEx Corp.	725,985
7,000	Norfolk Southern Corp.	1,046,780
		1,772,765
	Total Industrials (Cost $6,199,498)	8,720,550

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Shares		Value
	INFORMATION TECHNOLOGY - 20.15%
	Computers - 4.87%
8,000	Apple, Inc.	$1,261,920
7,100	International Business Machines Corp.	807,057
11,000	NetApp, Inc.	656,370
22,000	Seagate Technology PLC (b)	848,980
		3,574,327
	Electronics - 2.84%
15,500	Benchmark Electronics, Inc.	328,290
50,000	Corning, Inc.	1,510,500
10,000	Jabil, Inc.	247,900
		2,086,690
	Internet - 0.93%
36,000	Symantec Corp.	680,220

	Semiconductors - 5.14%
40,000	Cohu, Inc.	642,800
25,000	Intel Corp.	1,173,250
2,900	Lam Research Corp.	394,893
50,000	Marvell Technology Group Ltd.	809,500
13,200	QUALCOMM, Inc.	751,212
		3,771,655
	Software - 3.21%
13,000	Microsoft Corp.	1,320,410
23,000	Oracle Corp.	1,038,450
		2,358,860
	Telecommunications - 3.16%
35,000	Cisco Systems, Inc.	1,516,550
30,000	Juniper Networks, Inc.	807,300
		2,323,850
	Total Information Technology (Cost $8,721,631)	14,795,602

	MATERIALS - 4.20%
	Chemicals - 2.10%
10,000	Celanese Corp. - Class A	899,700
22,000	The Mosaic Company	642,620
		1,542,320
	Forest Products & Paper - 0.99%
18,000	International Paper Co.	726,480

	Mining - 1.11%
23,500	Newmont Mining Corp.	814,275

	Total Materials (Cost $2,556,545)	3,083,075

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Shares		Value
	REAL ESTATE - 3.19%
	Real Estate Investment Trusts (REITS) - 3.19%
9,100	Digital Realty Trust, Inc.	$969,605
50,000	Kimco Realty Corp.	732,500
40,000	Physicians Realty Trust	641,200
	Total Real Estate (Cost $2,346,780)	2,343,305

	TOTAL COMMON STOCKS (Cost $49,713,486)	71,711,474

	SHORT-TERM INVESTMENT - 2.23%
	Money Market Fund - 2.23%
1,633,781	Fidelity Investments Money Market Funds - Government Portfolio - Class I, to yield 2.25% (c)	1,633,781
	TOTAL SHORT-TERM INVESTMENT (Cost $1,633,781)	1,633,781

	Total Investments (Cost $51,347,267) - 99.92%	$73,345,255
	Other assets less liabilities: 0.08%	61,641
	NET ASSETS: 100.00%	$73,406,896

ADR - American Depositary Receipt

^	Represents less than 0.005%

(a)	Non-income producing security.

(b)	U.S. traded security of a foreign issuer.

(c)	Rate shown is the 7-day annualized yield as of December 31, 2018.

See accompanying notes to financial statements.

Al Frank Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

ASSETS
Investment securities:
At cost	$51,347,267
At value	$73,345,255
Receivable for investments sold	87,415
Receivable for Fund shares sold	13,900
Dividends and interest receivable	175,413
Prepaid expenses & other assets	9,863
TOTAL ASSETS	73,631,846

LIABILITIES
Payable for Fund shares redeemed	115,933
Investment advisory fees payable	52,285
Distribution (12b-1) fees payable	15,967
Payable to Related Parties	14,696
Accrued expenses and other liabilities	26,069
TOTAL LIABILITIES	224,950
NET ASSETS	$73,406,896

Net Assets Consist Of:
Paid in capital	$51,317,492
Accumulated Earnings	22,089,404
NET ASSETS	$73,406,896

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$68,373,481
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,299,335
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$20.72

Advisor Class Shares:
Net Assets	$5,033,415
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	242,500
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$20.76

(a)	Redemptions of shares held less than 60 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

Al Frank Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends	$2,092,595
Interest	36,276
TOTAL INVESTMENT INCOME	2,128,871

EXPENSES
Investment advisory fees	861,681
Distribution (12b-1) fees:
Investor Class	200,418
Transfer agent fees	51,100
Registration fees	73,000
Legal fees	35,245
Administration fees	39,790
Third party administrative servicing fees	2,920
Fund accounting fees	34,610
Shareholder reporting expense	29,200
Trustees’ fees	27,630
Audit fees	13,140
Compliance officer fees	12,740
Custody fees	10,585
Insurance expense	4,380
Other expenses	5,475
TOTAL EXPENSES	1,401,914

Less: Fees waived by the Adviser	(133,701)

NET EXPENSES	1,268,213
NET INVESTMENT INCOME	860,658

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from security investments	5,841,646
Net change in unrealized appreciation on investments	(13,021,779)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(7,180,133)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,319,475)

See accompanying notes to financial statements.

Al Frank Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2018	December 31, 2017

FROM OPERATIONS
Net investment income	$860,658	$1,065,491
Net realized gain on investments	5,841,646	6,931,673
Net change in unrealized appreciation of investments	(13,021,779)	5,866,087
Net increase/(decrease) in net assets resulting from operations	(6,319,475)	13,863,251

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Investor Class	—	(948,613)
Advisor Class	—	(86,781)
From net realized gains:
Investor Class	—	(7,033,202)
Advisor Class	—	(534,610)
Total Distributions Paid*	—	—
Investor Class	(493,805)	—
Advisor Class	(6,610,378)	—
Net decrease in net assets from distributions to shareholders	(7,104,183)	(8,603,206)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Investor Class	811,203	1,574,296
Advisor Class	208,068	2,918,863
Proceeds from shares issued in connection with acquisition of Al Frank Dividend Value Fund (See Note 7)
Investor Class	—	14,375,873
Advisor Class	—	1,044,483
Net asset value of shares issued in reinvestment of distributions
Investor Class	6,447,755	7,796,852
Advisor Class	489,920	588,596
Payments for shares redeemed
Investor Class	(9,963,628)	(14,255,106)
Advisor Class	(1,149,505)	(1,110,033)
Redemption fee proceeds
Investor Class	60	109
Advisor Class	5	7
Net increase/(decrease) in net assets from shares of beneficial interest	(3,156,122)	12,933,940

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(16,579,780)	18,193,985

NET ASSETS
Beginning of Year	89,986,676	71,792,691
End of Year**	$73,406,896	$89,986,676

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributiions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes distributions in excess of net investment income of $147,733 as of December 31, 2017.

See accompanying notes to financial statements.

Al Frank Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	December 31, 2018	December 31, 2017

SHARE ACTIVITY - INVESTOR CLASS
Shares sold	32,583	64,249
Shares issued in connection with acquisition of Al Frank Dividend Value Fund (See Note 7)	—	599,467
Shares reinvested	296,858	317,979
Shares redeemed	(403,523)	(579,102)
Net increase/(decrease) in shares of beneficial interest outstanding	(74,082)	402,593

SHARE ACTIVITY - ADVISOR CLASS
Shares sold	8,245	118,654
Shares issued in connection with acquisition of Al Frank Dividend Value Fund (See Note 7)	—	43,454
Shares reinvested	22,525	23,966
Shares redeemed	(45,051)	(44,037)
Net increase/(decrease) in shares of beneficial interest outstanding	(14,281)	142,037

See accompanying notes to financial statements.

Al Frank Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Investor Class
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$24.79		$23.27	$21.13	$24.67	$26.24
Activity from investment operations:
Net investment income (1)	0.25		0.32	0.29	0.24	0.28
Net realized and unrealized gain/(loss) on investments	(2.16)		3.79	3.03	(1.83)	1.13
Total from investment operations	(1.91)		4.11	3.32	(1.59)	1.41
Less distributions from:
Net investment income	(0.25)		(0.31)	(0.30)	(0.23)	(0.31)
From net realized gain on investments	(1.91)		(2.28)	(0.88)	(1.69)	(2.67)
From return of capital	—		—	—	(0.03)	—
Total distributions	(2.16)		(2.59)	(1.18)	(1.95)	(2.98)
Paid in capital from redemption fees (5)	0.00		0.00	0.00	0.00	0.00
Net asset value, end of year	$20.72		$24.79	$23.27	$21.13	$24.67	(6)
Total return (2)	(8.10	)% (8)	17.76%	15.62%	(6.32)%	5.43	% (7)
Net assets, at end of year (000s)	$68,373		$83,611	$69,119	$71,470	$86,670
Ratio of gross expenses to average net assets (3)(4)	1.64%		1.61%	1.64%	1.58%	1.57%
Ratio of net expenses to average net assets (4)	1.49%		1.50%	1.51%	1.49%	1.49%
Ratio of net investment income to average net assets (4)	0.98%		1.28%	1.33%	0.96%	1.04%
Portfolio turnover rate	16.28%		22.16%	7.99%	12.38%	17.85%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Amount represents less than $0.005 per share.

(6)	The NAV and offering price shown above differs from the traded NAV on December 31, 2014 due to financial statement rounding and/or financial statement adjustments made in accordance with accounting principles generally accepted in the U.S.

(7)	Total return was calculated using the adjusted NAV on December 31, 2014.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Al Frank Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Advisor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$24.83	$23.30	$21.16	$24.71	$26.27
Activity from investment operations:
Net investment income (1)	0.31	0.38	0.35	0.29	0.35
Net realized and unrealized gain/(loss) on investments	(2.15)	3.80	3.03	(1.82)	1.14
Total from investment operations	(1.84)	4.18	3.38	(1.53)	1.49
Less distributions from:
Net investment income	(0.32)	(0.37)	(0.36)	(0.30)	(0.38)
From net realized gain on investments	(1.91)	(2.28)	(0.88)	(1.69)	(2.67)
From return of capital	—	—	—	(0.03)	—
Total distributions	(2.23)	(2.65)	(1.24)	(2.02)	(3.05)
Paid in capital from redemption fees (5)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$20.76	$24.83	$23.30	$21.16	$24.71
Total return (2)	(7.83)%	18.05%	15.87%	(6.09)%	5.73%
Net assets, at end of year (000s)	$5,033	$6,376	$2,673	$2,820	$4,098
Ratio of gross expenses to average net assets (3)(4)	1.39%	1.36%	1.39%	1.32%	1.32%
Ratio of net expenses to average net assets (4)	1.24%	1.25%	1.26%	1.24%	1.24%
Ratio of net investment income to average net assets (4)	1.23%	1.52%	1.59%	1.21%	1.28%
Portfolio turnover rate	16.28%	22.16%	7.99%	12.38%	17.85%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2018

NOTE 1 - ORGANIZATION

The Al Frank Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The investment objective of the Al Frank Fund is long-term capital appreciation. The Al Frank Fund Investor and Advisor Classes commenced operations on January 2, 1998, and April 30, 2006, respectively.

Advisor Class Shares are offered primarily to qualified registered investment advisers, financial advisors and investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Advisor Class Shares may be purchased through certain financial intermediaries and mutual fund supermarkets that charge their customers transaction or other fees with respect to their customers’ investment in the Fund. The Fund may also be purchased by qualified investors directly through the Fund’s Transfer Agent. Wrap account programs established with broker-dealers or financial intermediaries may purchase Advisor Class Shares only if the program for which the shares are being acquired will not require the Fund to pay any type of distribution or administration payment to any third-party. A registered investment advisor may aggregate all client accounts investing in the Fund to meet the Advisor Class Shares investment minimum.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.

Federal Income Taxes: It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no provision for Federal income taxes has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2015 to December 31, 2017, or expected to be taken in the Fund’s December 31, 2018 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.

Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2018 (Continued)

relative net assets on the date income is earned or expenses, realized and unrealized gains and losses are incurred. The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment. Dividends and distributions to shareholders are recorded on ex-dividend date.

D.	Redemption Fees: The Fund charges a 2% redemption fee to shareholders who redeem shares held for 60 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. For the year ended December 31, 2018, the Al Frank Fund assessed $65 in redemption fees.

E.	Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative size of the fund in the Trust.

F.	Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

NOTE 3 - SECURITIES VALUATION

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2018 (Continued)

Fair Valuation Process – As noted above, the fair valuation committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument, factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading, (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2018 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2018 for the Fund’s assets measured at fair value:

Al Frank Fund
Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$4,780,935	$—	$—	$4,780,935
Consumer Discretionary	8,603,077	—	—	8,603,077
Consumer Staples	4,697,212	—	—	4,697,212
Energy	3,689,780	—	—	3,689,780
Financials	12,214,265	—	—	12,214,265
Health Care	8,783,673	—	—	8,783,673
Industrials	8,720,550	—	—	8,720,550
Information Technology	14,795,602	—	—	14,795,602
Materials	3,083,075	—	—	3,083,075
Real Estate	2,343,305	—	—	2,343,305
Total Common Stocks	71,711,474	—	—	71,711,474
Short-Term Investment
Money Market Fund	1,633,781	—	—	1,633,781
Total Short-Term Investment	1,633,781	—	—	1,633,781
Total Investments	$73,345,255	$—	$—	$73,345,255

Transfers between Levels are recognized at December 31, 2018, the end of the reporting period. There were no transfers into or out of Level 1 and/or Level 2 securities during the period. There were no Level 3 securities held in the Fund during the year ended December 31, 2018.

NOTE 4 - INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Effective December 5, 2018, Kovitz Investment Group Partners, LLC serves as the Fund’s investment adviser (the “Adviser”). Prior to December 5, 2018, AFAM Capital, Inc. served as the Fund’s investment adviser (the “former Adviser”).

Pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

For the year ended December 31, 2018, the Adviser earned the following:

AFAM Capital, Inc.	$808,400
Kovitz Investment Group Partners, LLC	53,281

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until April 30, 2020, to waive a portion of its advisory fee. and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs, (such as interest and dividend expense on securities sold short) taxes and extraordinary expenses such as litigation) do not exceed 1.49% and 1.24% of the Fund’s average net assets for Investor Class and Advisor Class shares, respectively. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years only if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) would not cause the Fund to exceed the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid only if reimbursement is made within three years from the date the fees and expenses were initially waived or reimbursed. Any such reimbursement is also contingent upon the Board’s review and approval at the time the

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2018 (Continued)

reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2018, the Adviser reduced its fees in the following amounts

AFAM Capital, Inc.	$121,967
Kovitz Investment Group Partners, LLC	11,734

Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

12/31/2019	12/31/2020	12/31/2021
$94,767	$85,266	$133,701

As of December 31, 2018, $68,226 of previously waived fees expired unrecouped.

Distributor – The distributor for the Fund is Northern Lights Distributors LLC (the “Distributor”) and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Investor Class shares (the “Investor Class Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay for ongoing distribution-related activities or shareholder services. Under the Investor Class Plan, the Fund is permitted to pay a fee at an annual rate of 0.25% of the average daily net assets of the Fund’s Investor Class shares. The Fund pays the Distributor to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended December 31, 2018, the Al Frank Fund Investor Class shares incurred 12b-1 fees of $200,418. For the year ended December 31, 2018, the Al Frank Fund Investor Class shares paid the Distributor underwriting fees of $0.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, for the Fund was $13,597,783 and $22,600,621, respectively.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2018 (Continued)

NOTE 6 - AGGREGATE UNREALIZED APPRECIATION & DEPRECIATION – TAX BASIS

Cost for Federal Tax purposes	$51,255,851

Unrealized Appreciation	$23,574,000
Unrealized Depreciation	(1,484,596)
Tax Net Unrealized Appreciation	22,089,404

NOTE 7 – FUND REORGANIZATION

On April 21, 2017, the Fund acquired the assets and certain liabilities of the Al Frank Dividend Value Fund (the “Acquired Fund”), pursuant to a plan of reorganization, approved by the Board of the Trust, of both the Acquired Fund and the Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

		Total Net Assets
	Shares issued	of the Acquired	Total Net Assets
Acquired Fund	by the Fund	Fund	of the Fund
Al Frank Dividend Value Fund	642,921	$15,420,356	$85,887,270

As part of the reorganization, for each share they held, shareholders of the Acquired Fund received 0.552829 and 0.557732 of the Advisor Class and Investor Class shares, respectively, of the Fund.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $3,895,668 and accumulated net realized gain of $382,277. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

NOTE 8 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of portfolio distributions paid for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2018	December 31, 2017
Ordinary Income	$817,098	$1,139,552
Long-Term Capital Gain	6,263,668	7,463,654
Return of Capital	23,417	—
	$7,104,183	$8,603,206

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2018 (Continued)

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other		Total
Ordinary	Long-Term	and	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	Appreciation	Earnings
$—	$—	$—	$—	$—	$22,089,404	$22,089,404

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for return of capital distributions from C-Corporations.

Permanent book and tax differences, primarily attributable to return of capital distributions, resulted in reclassification for the year ended December 31, 2018 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(23,417)	$23,417

NOTE 9 – NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adapted effective with these financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

NOTE 10 – SUBSEQUENT EVENT

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Blu Giant, LLC (“Blu Giant”) and Northern Lights Compliance Services, LLC (“NLCS”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Al Frank Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Al Frank Fund, a series of shares of beneficial interest in Northern Lights Fund Trust II (the “Fund”), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust II since 2012.

Philadelphia, Pennsylvania

February 27, 2019

Al Frank Fund
EXPENSE EXAMPLES at December 31, 2018 (Unaudited)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in both the Investor Class and the Advisor Class at the beginning of the period and held for the entire period (7/1/18 – 12/31/18).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.49% and 1.24% per the operating expenses limitation agreement for the Al Frank Fund Investor Class and Advisor Class, respectively. Although the Fund does not charge a sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

				Expenses Paid	Expense Ratio
		Beginning Account	Ending Account	During Period *	During Period **
Actual		Value 7/1/2018	Value 12/31/2018	7/1/18-12/31/18	7/1/18-12/31/18
Al Frank Fund
	Investor Class	$1,000.00	$920.10	$7.21	1.49%
	Advisor Class	1,000.00	921.70	6.01	1.24%
Hypothetical (5% return before Expenses)
Al Frank Fund
	Investor Class	$1,000.00	$1,017.69	$7.58	1.49%
	Advisor Class	1,000.00	1,018.95	6.31	1.24%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized

Al Frank Fund
SUPPLEMENTAL INFORMATION at December 31, 2018 (Unaudited)

FACTORS CONSIDERED BY THE TRUSTEES IN THE APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Special meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on September 14, 2018, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of a proposed interim advisory agreement (“Interim Advisory Agreement”) and a new advisory agreement (“New Advisory Agreement”) each between Kovitz Investment Group Partners, LLC (“KIG”) and the Trust on behalf of the Al Frank Fund (the Interim Advisory Agreement and New Advisory Agreement are collectively referred to as the “Advisory Agreements”)

Based on their evaluation of the information provided by KIG, in conjunction with the Al Frank Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Advisory Agreements with respect to the Al Frank Fund.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including the Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Advisory Agreements and comparative information relating to the advisory fee and other expenses of the AL Frank Fund. The materials also included due diligence materials relating to KIG (including due diligence questionnaires completed by KIG, select financial information of KIG, bibliographic information regarding KIG’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the Advisory Agreements with respect to the Al Frank Fund. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreements. In considering the approval of the Advisory Agreements, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services to be provided by KIG to the Al Frank Fund, the Board first discussed the Transaction and its effect on AFAM and KIG. The Board reviewed materials provided by AFAM and KIG related to the Transaction as well as the New Advisory Agreement with the Trust. The Board also reviewed other materials provided by AFAM and KIG, including a description of the manner in which investment decisions will be made and executed and a review of the professional personnel that would perform services for the Al Frank Fund, including the team of individuals that would be primarily responsible for monitoring and executing the investment process, noting that the same individuals managing the Al Frank Fund at AFAM would continue to do so at KIG and that the Board was familiar with their experience and track record. The Board then discussed the extent of KIG’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel noting that the personnel managing the Al Frank Fund would now be part of a larger firm with access to additional resources and expertise. The Board considered KIG’s specific

Al Frank Fund
SUPPLEMENTAL INFORMATION at December 31, 2018 (Unaudited)(Continued)

responsibilities in all aspects of the day-to-day management of the Al Frank Fund. The Board noted that none of the personnel responsible for the management of the Al Frank Fund would change but could be augmented by additional personnel at KIG, and that the investment process and day-to-day operations of the Al Frank Fund would remain unchanged. The Board reviewed and discussed the compliance program of KIG and was advised by the Trust’s CCO that KIG had adequate compliance policies and procedures which, in his opinion, were reasonably designed to protect KIG and the Al Frank Fund from violations of the federal securities laws. Additionally, the Board received satisfactory responses from representatives of KIG with respect to a series of important questions, including whether KIG was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Al Frank Fund; and whether KIG has procedures in place to adequately allocate trades among its respective clients. The Board considered that, under the terms of the New Advisory Agreement, KIG, subject to the supervision of the Board, would continue to provide the Al Frank Fund with investment advice and supervision and would continuously furnish an investment program for the Al Frank Fund consistent with the investment objectives and policies of the Al Frank Fund. The Board reviewed the descriptions provided by KIG of its practices for monitoring compliance with the Al Frank Fund’s investment limitations, noting that KIG’s CCO had a program in place to continually review the portfolio managers’ performance of their duties with respect to the Al Frank Fund to ensure compliance under KIG’s compliance program. The Board then reviewed the capitalization of KIG based on financial information and other materials provided by KIG and discussed such materials with KIG. The Board concluded that KIG was sufficiently well-capitalized in order for KIG to meet its obligations to the Al Frank Fund. The Board also concluded that KIG had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Interim Advisory Agreement and New Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by KIG after the Transaction were satisfactory. The Board concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the Al Frank Fund under the AFAM Advisory Agreement and did not expect them to change materially under the Interim Advisory Agreement or the New Advisory Agreement.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of the Al Frank Fund as compared to its peer group, the Large Value Morningstar category and benchmark, the S&P 500 Index, for the one year, three year, five year and since inception periods ended August 31, 2018 noting that the Al Frank Fund had outperformed its peer group and Morningstar category medians for each of the periods, outperformed its benchmark for the since inception period but had underperformed its benchmark for the one year, three year and five periods. The Board noted that, although KIG would be a new investment adviser for the Al Frank Fund, consideration of the past performance of the Al Frank Fund was relevant in connection with the consideration of KIG as the Al Frank Fund’s new investment adviser because the AFAM personnel currently managing the Al Frank Fund would be retained by KIG and continue to manage the Al Frank Fund at KIG and there would be no material change in the way the Al Frank Fund is currently managed. After further discussion, the Board concluded that overall, the Al Frank Fund’s past performance was satisfactory and in-line with its investment objective and it was expected that the performance under KIG would continue to be satisfactory.

Fees and Expenses. As to the costs of the services to be provided by KIG, the Board reviewed and discussed the Al Frank Fund’s fee and overall expenses as compared to its peer group and Morningstar category as presented in the Broadridge Report. The Board reviewed the contractual arrangements for the Al Frank Fund noting that KIG proposed to charge the Al Frank Fund an advisory fee at an annual rate of 1.00% based on the average net assets of the Al Frank Fund in both the Interim Advisory Agreement and New Advisory Agreement, which remains the same fee as was charged by AFAM under the AFAM Advisory Agreement. Additionally, the Board reviewed the New Expense Limitation Agreement, noting that KIG had agreed to waive or limit its advisory fee and/or reimburse expenses at least until April 30, 2020,

Al Frank Fund
SUPPLEMENTAL INFORMATION at December 31, 2018 (Unaudited)(Continued)

extending the Al Frank Fund’s current expense limitation by a year, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.49% and 1.24% of the Al Frank Fund’s average net assets for Investor Class and Advisor Class shares respectively, and found such arrangements to be beneficial to shareholders. It was the consensus of the Board that, although the fee was among the highest of its peer group, based on KIG’s experience and expertise, and the services to be provided by KIG to the Al Frank Fund, the advisory fee to be charged by KIG was reasonable and that the extension of the Al Frank Fund’s current expense limitation under the New Expense Limitation Agreement would be beneficial to shareholders.

Profitability. The Board also considered the level of profits that could be expected to accrue to KIG with respect to the Al Frank Fund based on profitability reports and analyses reviewed by the Board and the selected financial information of KIG provided by KIG. After review and discussion, the Board concluded that based on the services provided or paid for by KIG and the current assets of the Al Frank Fund, profits from KIG’s relationship with the Al Frank Fund were not anticipated to be excessive.

Economies of Scale. As to the extent to which the Al Frank Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Al Frank Fund and noted that KIG anticipates that the realization of economies of scale would require a significant growth of assets in the Al Frank Fund. The Board also discussed the current size of the Al Frank Fund, along with KIG’s expectations for growth, and concluded that any further material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from KIG as the Trustees believed to be reasonably necessary to evaluate the terms of the Interim Advisory Agreement and New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined that (a) the terms of each of the Interim Advisory Agreement and New Advisory Agreement are reasonable; (b) the investment advisory fee payable pursuant to each of the Interim Advisory Agreement and New Advisory Agreement is reasonable; and (c) the Interim Advisory Agreement and New Advisory Agreement are each in the best interests of the Al Frank Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreements.

Al Frank Fund
SUPPLEMENTAL INFORMATION at December 31, 2018 (Unaudited)(Continued)

SHAREHOLDER MEETING

The Board of Trustees of Northern Lights Fund Trust II (the “Trust”) held a Special Meeting of the Shareholders of the Al Frank Fund (the “Fund”), a series of the Trust, on December 5, 2018, for the purpose of approving a new investment advisory agreement between Kovitz Investment Group Partners, LLC (“KIG”) and the Trust on behalf of the Fund (the “New Investment Advisory Agreement”)

At the close of business September 26, 2018, the record date for the Special Meeting of Shareholders, there were outstanding 3,346,792.072 shares of beneficial interest of the Fund. Accordingly, shares represented in person and by proxy at the Special Meeting equaled 50.90% of the outstanding shares of the Fund. Therefore, a quorum was present for the Fund.

With respect to approval of the New Investment Advisory Agreement the following votes were cast:

For Approval: 1,458,405.018 shares voted

Against Approval: 13,685.801 shares voted

Abstained: 231,487.625 shares voted

Al Frank Fund
SUPPLEMENTAL INFORMATION at December 31, 2018 (Unaudited)(Continued)

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (financial services) (since 2010).	1	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm) (since 2007).	1	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).	1	Board Member, Orizon Investment Counsel (financial services company) (from 2001 to 2017)

Al Frank Fund
SUPPLEMENTAL INFORMATION at December 31, 2018 (Unaudited)(Continued)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; Special Projects Counsel of NorthStar Financial Services Group, LLC (since 2018); General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), General Counsel (from 2003 to 2014) and Secretary (from 2003 to 2018), Manager (from 2005 to 2018), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (from 2004 to 2018) of Constellation Trust Company; CEO (from 2015 to 2018), Manager (from 2008 to 2015), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (from 2011 to 2018) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (from 2012 to 2018) of Gemini Fund Services, LLC; Manager (from 2012 to 2018) of Arbor Point Advisors, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer (from 2003 to 2018) of AdvisorOne Funds.	1	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of NorthStar Financial Services Group, LLC (from 2012 to 2015); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Richard Malinowski 80 Arkay Drive. Hauppauge, NY 11788 1983	Secretary since January 2018	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since April 2017); Vice President and Counsel (April 2016 to 2017) and AVP and Staff Attorney (September 2012 to March 2016).	N/A	N/A

Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of December 31, 2018, the Trust was comprised of 22 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-263-6443.

Privacy Policy

Rev. July 2018

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    NorthStar EYBA, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

●    FTJ Fundchoice, LLC

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

Advisor
Kovitz Investment Group Partners, LLC
115 S. LaSalle Street, 27th Floor
Chicago, IL 60603
alfrankfunds.com

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Transfer Agent
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-263-6443 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-263-6443.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. Statements and other information herein are dated and are subject to change.

If you have any questions or need help with your account, call our customer service team at:

888.263.6443

The Al Frank Fund’s web site contains resources for both current and potential shareholders, including:

●	Performance through the most recent quarter and month-end

●	Applications, including new account forms, IRA and IRA transfer forms

●	Electronic copies of the Prospectus, Annual Report and Semi-Annual Report

All of this information and more is available at:

alfrankfunds.com

Must be preceded or accompanied by a prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Small company investing involves greater volatility, limited liquidity and other risks.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $13,000

2017 - $25,000

2016 - $25,000

2015 - $25,000

(b)	Audit-Related Fees

2018 - None

2017 - None

2016 - None

2015 - None

(c)	Tax Fees

2018 - $2,200

2017 - $4,400

2016 - $4,400

2015 - $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018– None

2017– None

2016– None

2015- None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017	2016	2015
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $2,200

2017 - $4,400

2016 - $4,400

2015 - $4,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/8/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/8/19

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 3/8/19